Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

ADMINISTRATIVE AGENT ACTION NO. 31

This ADMINISTRATIVE AGENT ACTION NO. 31 (this “Action”), dated as of March 30, 2017 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), [***], a Delaware limited liability company (“[***]”), and Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) and the Collateral Agent (the “Collateral Agent” and together with the Administrative Agent, the “Agents”) under the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, the Agents, each of the Lenders and the other parties from time to time parties thereto.  As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.[***] has granted a security interest in substantially all of its assets to the Collateral Agent under the Borrower Subsidiary Party Security Agreement.

B.[***] holds rights to certain SRECs that are generated, produced or otherwise created by or from its PV Systems.

C.Pursuant to that certain Assignment Agreement (the “Assignment Agreement”), dated as of the date hereof, by and among SolarCity Corporation, [***] and [***], a Delaware limited liability company (“[***]”), a copy of which is attached hereto as Exhibit 1, [***] intends to sell, convey, assign and transfer certain of the SRECs generated by its PV Systems to [***].

D.[***] is an Affiliate of [***].

E.The disposition of SRECs contemplated under the Assignment Agreement is permitted without the consent of either Agent or any Lender subject to the terms and conditions set forth in Sections 6.4(c), 6.10(d) and 6.16 of the Loan Agreement.

F.Pursuant to Section 9.10(a)(ii) of the Loan Agreement, the Administrative Agent is authorized to instruct the Collateral Agent to release any Lien on any property granted to or held by the Collateral Agent under any Financing Document that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under any Financing Document.

G.The Borrower has requested that the Collateral Agent release its lien on all of the “Assigned Rights” described in the Assignment Agreement (the “Released Assets”), effective immediately upon execution of this Action.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Administrative Agent Action No. 31

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Section 1.Release; Covenants.  Upon satisfaction of the condition precedent set forth in Section 3 on the Effective Date, without any further action by any party:

(a)the security interest granted to the Collateral Agent by [***] pursuant to the Borrower Subsidiary Party Security Agreement with respect to the Released Assets (and any related rights and assets described in the Assignment Agreement) shall automatically terminate and be released and all rights to the Released Assets shall revert to [***];

(b)the Collateral Agent authorizes the Borrower, [***] or any other party on behalf of the Borrower or [***], to file a UCC financing statement amendment relating to the Released Assets in the form attached hereto as Exhibit 2; and

(c)the Collateral Agent shall, at the sole cost and expense of the Borrower, procure, deliver or execute and deliver to the Borrower, from time to time, all further releases, termination statements, financing statement amendments, certificates, instruments and documents, each in form and substance satisfactory to the Borrower and the Collateral Agent, and take any other actions, as reasonably requested by the Borrower or that are required to evidence the release of the Released Assets.

Section 2.Condition Precedent.  This Action shall be effective upon the Administrative Agent’s receipt of counterparts of this Action, executed and delivered by each of the other parties hereto.

Section 3.Representations and Warranties.  The Borrower hereby represents and warrants as of the Effective Date that (a) the transactions contemplated by the Assignment Agreement are permitted under Sections 6.4(c), 6.10(d) and 6.16 of the Loan Agreement and (b) the Assignment Agreement (i) does not contain any provisions for liquidated damages, contingent liabilities or other damages, or the posting of collateral or other security and (ii) is entered into in the ordinary course of business at prices and on terms and conditions not less favorable to [***] than could be obtained on arm’s-length basis from unrelated third parties.

Section 4.Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document.  This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

2	Administrative Agent Action No. 31

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 5.Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 6.Expenses. The Borrower agrees to reimburse the Administrative Agent in accordance with Section 10.4(b) of the Loan Agreement for its reasonable and documented out-of-pocket expenses in connection with this Action, including reasonable and documented fees and out-of-pocket expenses of legal counsel.

Section 7.Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

3	Administrative Agent Action No. 31

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IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC as Borrower

By:	/s/ Lyndon Rive
Name:	Lyndon Rive
Title:	President

[***], as a Subject Fund

By:	/s/ Lyndon Rive
Name:	Lyndon Rive
Title:	President

BANK OF AMERICA, N.A. as Administrative Agent and Collateral Agent

By:	/s/ Darleen R. DiGrazia
Name:	Darleen R. DiGrazia
Title:	Vice President

Signature Page to Administrative Agent Action No. 31

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 1

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT

([***])

This ASSIGNMENT AGREEMENT (this “Agreement”) is entered into as of March 30, 2017 (the “Effective Date”) by and among SolarCity Corporation, a Delaware corporation (“SolarCity”), [***], a Delaware limited liability company (the “Company” and the “Assignor”) and [***], a Delaware limited liability company (the “Assignee” and together with SolarCity and the Company, the “Parties”).  Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned to such terms in Annex A to this Agreement.

WITNESSETH

WHEREAS, the Company holds rights to certain RECs that are generated, produced or otherwise created by or from the PV Systems listed on Schedule 1 attached hereto;

WHEREAS, Company desires to absolutely and irrevocably assign, convey and transfer collectively the entire interest in the Assigned Rights to the Assignee; and

WHEREAS, this Agreement and the transactions hereunder are being entered into in contemplation of a loan to be extended to Assignee pursuant to the Term Loan Agreement (the “Credit Agreement”), dated as of [***], among Assignee, as Borrower, [***], as Lender, and [***], as Administrative Agent and Collateral Agent (in its capacity as Administrative Agent, the “Third Party Beneficiary”, and in its capacity as the Collateral Agent, the “Collateral Agent”).

NOW, THEREFORE, for value received, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency thereof being hereby acknowledged, the parties hereto hereby agree as follows:

1.Irrevocable Assignment.

(a)The Company, hereby absolutely and irrevocably sells, conveys, transfers, assigns and delivers unto the Assignee, without recourse to the Company, any and all of the Company’s right, title and interest in and to the Assigned Rights.  The Assignee hereby irrevocably purchases and accepts the Assigned Rights and assumes, to the extent accruing from and after the Effective Date, any and all duties, obligations, responsibilities, claims, demands and other commitments with respect to or otherwise in connection with the Assigned Rights.

(b)It is the intention of the Parties that the Assigned Rights transferred by the Company to the Assignee pursuant to this Agreement shall not be part of the Company’s estate in the event of the filing of a bankruptcy petition by or against the Company under any bankruptcy or similar law.  On and after the Effective Date hereunder, the Assignee

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

shall own the Assigned Rights transferred by the Assignor to the Assignee, and the Assignor shall not take any action inconsistent with such ownership and shall not claim any ownership interest in the Assigned Rights.

(c)This sub-paragraph shall be of no force and effect with respect to an assignment of an Assigned Right unless there has been a final determination in a bankruptcy proceeding where the Assignor is the debtor, that an assignment referred to in this paragraph is not an absolute assignment of the Assigned Right, and all appeal periods (after such final determination) have lapsed without appeal.  In the event that the transfer of the Assigned Rights by the Assignor to the Assignee pursuant to this Agreement is deemed to be a secured financing (or is otherwise determined not to be an absolute assignment of all of Assignor’s right, title and interest in, to and under or transfer of all of Assignor’s equitable interest in, to and under the Assigned Rights transferred, or purportedly transferred hereunder), then (i) the Assignor shall be deemed hereunder to have granted to the Assignee, and the Assignor does hereby grant to the Assignee, a security interest in all of the Assignor’s right, title and interest in, to and under such Assigned Rights, whether now owned or hereafter acquired and (ii) this Agreement shall constitute a security agreement under applicable law.  For the avoidance of doubt: (i) in the event that a court determines that the transfer of the Assigned Rights is not an absolute assignment of the Assigned Rights or a “true sale” and such a determination is appealed, the Assignee shall be deemed to have the benefit of the security interest grant during the pendency of such appeals and (ii) if the appeals court holds, on a final, non-appealable basis that the Assigned Rights is an absolute assignment or a “true sale” then such security grant shall be deemed to have never been granted and shall have no force and effect.

2.Purchase Price.

(a)The purchase price for all of the Assigned Rights conveyed to the Assignee under this Agreement shall be the amount of $[***] (the “Purchase Price”), payable or to be provided on the Effective Date by payment in cash in immediately available funds.

(b)The Purchase Price shall be paid to the Company, in consideration of the Assigned Rights transferred by the Company.

3.Representations and Warranties of SolarCity and the Company.  Each of SolarCity and the Company hereby represents and warrants to the Assignee with respect to itself as follows:

(a)It (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) is in good standing under such laws, and (iii) has full power and authority to execute, deliver and perform its obligations under this Agreement.

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(b)Its execution, delivery and performance of this Agreement have been duly authorized and this Agreement has been duly executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency and other legal principles pertaining to creditors’ rights.

(c)The Assigned Rights to be conveyed to the Assignee hereunder are, immediately prior to their conveyance hereunder owned by the Company, collectively, free and clear of any adverse claim or restrictions on transferability and the Company has the full right, organizational power and lawful authority to convey its respective portion of the same and interests therein and, upon conveyance thereof hereunder, the Assignee will have acquired good and marketable title to and a valid ownership interest in such Assigned Rights, free and clear of any adverse claim or restrictions on transferability.  No effective financing statement or other instrument similar in effect covering all or any part of any Assigned Rights conveyed hereunder is on file in any filing office, except such as may have been filed in favor of the Assignee as “Secured Party” or “Assignee”.

(d)Other than as previously provided for in the Services Agreement (as supplemented by the Limited Termination Agreement), the Assigned Rights are not subject to any prior sale, transfer, assignment or participation or any agreement with respect to the same.

(e)No consent, approval, order or authorization of, and no filing with or notice to, any party is required which has not been obtained in connection with the authorization, execution, delivery or performance by it of this Agreement or under the transactions contemplated hereunder, including, without limitation, the transfer of the Assigned Rights to Assignee.

(f)Company is solvent and will not become insolvent as a result of the transactions contemplated by this Agreement and, after giving effect to the transactions contemplated by this Agreement, it will not have unreasonably small capital to conduct its business as now conducted or as planned.

(g)For accounting purposes, Company will treat the transactions effected by this Agreement as sales of assets to the Assignee in accordance with GAAP. Its financial records shall reflect that the assets conveyed hereunder have been conveyed to the Assignee, are no longer owned by it.

(h)No tax lien or similar adverse claim has been filed against Company, and no claim is being asserted against it, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by it in connection with the execution and delivery of this Agreement and the transactions contemplated hereby or thereby that are due have been paid.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(i)There is not now, nor will there be at any time in the future, any agreement or understanding between Company and the Assignee (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

(j)Company has not conveyed any interest in any Assigned Rights to the Assignee with any intent to hinder, delay or defraud any of Assignor’s creditors.

(k)Company has received reasonably equivalent value in exchange for the conveyance of the Assigned Rights conveyed hereunder.

4.Representations and Warranties of Assignee.  The Assignee hereby represents and warrants to SolarCity and the Company that the Assignee (a) is duly organized and validly existing under the laws of its jurisdiction of organization, (b) is in good standing under such laws, (c) has full power and authority to execute, deliver and perform its obligations under this Agreement and (d) has given fair consideration and reasonably equivalent value in exchange for the conveyance of the Assigned Rights conveyed hereunder.

5.Metering Data.  SolarCity shall make available to Assignee all data reasonably available to SolarCity that is necessary for Assignee to monitor, measure, verify, calculate, disclose and claim for the benefit of Assignee any matter respecting the RECs included in the Assigned Rights or any aspects thereof pursuant to any present or future protocol, standard, or guidance.  Such data shall include but not be limited to any meter data available from the PV Systems related to the Assigned Rights.  In the event SolarCity is unable to provide such data to Assignee pursuant to this Section 5, SolarCity will use commercially reasonable efforts to ensure that any replacement services provider under the Services Agreement (or any new maintenance services agreement entered into by the Company in replacement of the Services Agreement) will make such data available to Assignee.

6.Consent to Collateral Assignment.  Assignee may, and Assignor hereby acknowledges that Assignee may, pledge, grant a security interest in, and collaterally assign all of its rights under this Agreement to the Collateral Agent as security for the obligations of Assignee under the Credit Agreement and the related financing documents.  Assignor irrevocably consents to any such pledge, grant and collateral assignment by Assignee.  In the event that the Collateral Agent elects to exercise its security interest in this Agreement, the Collateral Agent may by notice to the Assignor assume (or transfer its rights and interests to a designee or assignee that shall assume) all rights of Assignee under this Agreement, and Assignor consents to such assumption or transfer and agrees that upon such assumption the Collateral Agent (or such designee or assignee) shall have the right to exercise directly all rights of Assignee under this Agreement.

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7.Indemnity.  SolarCity shall defend, indemnify and hold harmless the Assignee and the Third Party Beneficiary (each an “Indemnified Person”) from and against any and all costs, expenses, losses, damages, claims, and liabilities, suffered or sustained by any Indemnified Person (including reasonable fees and expenses of counsel and other professionals) arising out of or resulting from:  (i) the defense of an action, proceeding, motion or other objection in which the sale, conveyance, transfer, assignment and delivery of the Assigned Rights contemplated hereunder is asserted to be any transaction other than a true sale of the Assigned Rights and (ii) with respect to the enforcement or protection of all of Assignee’s and Third Party Beneficiary’s claims and rights under this Agreement, including as part of any restructuring or bankruptcy.

8.Acknowledgements and Agreements.  Each of SolarCity and the Company hereby agrees and acknowledges that, from and after the Effective Date, it shall have no right, title or interest whatsoever in or to the Assigned Rights.

9.Third Party Beneficiary.  The Third Party Beneficiary shall be entitled to rely upon, shall be an express third party beneficiary of, and shall be entitled to enforce, the provisions of this Agreement, including without limitation, Section 7 and this Section 9.  For the avoidance of doubt, the Agreement shall not be terminated, cancelled, amended, modified, supplemented or changed, or any provision, default, breach or performance waived, or any assignment or novation made in a manner without written consent of the Third Party Beneficiary (to be granted or withheld in its sole discretion).  Notwithstanding any other provision hereof, this Section 9 shall terminate upon the Discharge Date (as defined in the Credit Agreement). The Parties hereto agree that the Third Party Beneficiary shall be an express third-party beneficiary of this Agreement as provided herein.

10.Successor and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.Further Assurances.  Each Party shall cooperate with the other and execute such instruments or documents and take such other actions as may reasonably be requested from time to time in order to carry out, evidence or confirm their rights or obligations or as may be reasonably necessary or helpful to give effect to this Agreement.

12.Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of laws.

13.Miscellaneous.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but all of which counterparts together shall constitute one and the same instrument.  This Agreement cannot be amended, modified or supplemented except by an instrument in writing executed by the Parties (including, for the avoidance of doubt, the Third Party Beneficiary).

[Signature Page Follows]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have each caused this Agreement to be duly executed by their respective officers as of the Effective Date.

SOLARCITY

SolarCity Corporation

By:	/s/ Lyndon Rive
Name: Lyndon Rive
Title: Chief Executive Officer

COMPANY

[***]

By:	/s/ Lyndon Rive
Name: Lyndon Rive
Title: President

ASSIGNEE

[***]

By:	/s/ Lyndon Rive
Name: Lyndon Rive
Title: President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX A

Definitions

“Assigned Rights” means all right, title and interest in and to any and all RECs that are generated, produced or otherwise created by or from each PV System described on Schedule 1 attached hereto during the period from and including the Effective Date through the applicable “End Date” for such PV System, as set forth on such Schedule 1, including for the avoidance of doubt RECs that are minted on or after the Effective Date as a result of the production of energy by any such PV System prior to the Effective Date.

“Code” means the Internal Revenue Code of 1986.

“Person” means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, or governmental entity or any department or agency thereof.

“PV System” means a photovoltaic system, including, as applicable, photovoltaic panels, racks, wiring and other electrical devices, conduit, weatherproof housings, hardware, one or more inverters, remote performance monitoring equipment, connectors, meters, disconnects and over current devices.  For avoidance of doubt, usage-monitoring equipment, if any, shall not be considered a part of the PV System.

“RECs” means solar renewable energy certificates or credits issued under any state renewable portfolio standard or federal renewable energy standard, pollution allowances, carbon credits and similar environmental allowances or credits and green tag or other reporting rights under Section 1605(b) of The Energy Policy Act of 1992 and any present or future federal, state, or local law, regulation or bill, and international or foreign emissions trading program, but excluding, for the avoidance of doubt, (i) investment tax credits under Section 48 of the Code, production tax credits available under Section 45 of the Code or other federal, state or local Tax benefits or credits, (ii) state rebates and performance based incentives and (iii) to the extent accruing prior to the Effective Date, any liabilities, including adverse wildlife or environmental impacts.

Signature Page to Administrative Agent Action No. 31

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SCHEDULE 1

Assigned Rights

[***]

InstallationID	JobID	State	SystemSize	SREC Factor	EstAnnualProduction	Adjust Production	MarketTypeName	Payment	PTODate	Year	RebateStatusName	State Certification	NON ID	MA 1	Fund	Draw	End Date
[Customer data omitted]

Exhibit 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 2

UCC-3 AMENDMENT STATEMENT

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2016 6740698 filed 11/01/2016

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☑ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☑ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

All right, title and interest of the Debtor in and to any and all RECs that are generated, produced or otherwise created by or from each System described on Schedule 1 of Exhibit 1 to Administrative Agent Action No. 31, dated as of March 30, 2017, by and among Megalodon Solar, LLC, as Borrower, Debtor, Bank of America, N.A., as Collateral Agent and as Administrative Agent.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Bank of America, N.A., as Collateral Agent

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
File: Delaware - UCC Debtor: [***] #15475355-34

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

Exhibit 2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

UCC FINANCING STATEMENT AMENDMENT ADDENDUM

FOLLOW INSTRUCTIONS

11. INITIAL FINANCING STATEMENT FILE NUMBER: Same as item 1a on Amendment form
2016 6740698 filed 11/01/2016

12. NAME OF PARTY AUTHORIZING THIS AMENDMENT: Same as item 9 on Amendment form

12a. ORGANIZATION'S NAME
Bank of America, N.A., as Collateral Agent

OR

12b. INDIVIDUAL'S SURNAME

FIRST PERSONAL NAME

ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

13. Name of DEBTOR on related financing statement (Name of a current Debtor of record required for indexing purposes only in some filing offices - see Instruction item 13): Provide only one Debtor name (13a or 13b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); see Instructions if name does not fit

13a. ORGANIZATION'S NAME

OR

13b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

14. ADDITIONAL SPACE FOR ITEM 8 (Collateral):

15. This FINANCING STATEMENT AMENDMENT:

☐ covers timber to be cut ☐ covers as-extracted collateral ☐ is filed as a fixture filing

16. Name and address of a RECORD OWNER of real estate described in item 17 (if Debtor does not have a record interest):

17. Description of real estate:

18. MISCELLANEOUS:
File: Delaware - UCC Debtor: [***] #15475355-34

International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT ADDENDUM (Form UCC3Ad) (Rev. 04/20/11)

Exhibit 2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.